UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2018

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the annual meeting of the stockholders of Plug Power Inc. (the “Company”) described under Item 5.07 below, Douglas Hickey tendered his resignation as a member of the Board of Directors of the Company. Mr. Hickey does not have any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of stockholders on May 16, 2018 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted upon the following four matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 2018:

1.  The election of three Class I Directors each to hold office until the Company’s 2021 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal;

2.  The approval of the issuance by the Company of shares of common stock representing 20% or more of the Company’s issued and outstanding common stock upon the exercise of a warrant issued by the Company to Walmart, Inc.;

3.  The approval of an advisory resolution regarding the compensation of the Company’s named executive officers; and

4.  The ratification of KPMG LLP as the Company’s independent auditors for 2018.

The votes cast with respect to the election of directors were as follows:

Director	Votes For	Withheld

Andrew Marsh	50,368,043	6,466,147

Gary K. Willis	47,411,564	9,422,626

Maureen O. Helmer	50,452,803	6,381,387

There were 134,486,145 broker non-votes on this matter.  Each of Andrew Marsh, Gary K. Willis and Maureen O. Helmer was elected as a Class I director, each to hold office until the Company’s 2021 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

The proposal to approve the issuance by the Company of shares of common stock representing 20% or more of the Company’s issued and outstanding common stock upon the exercise of a warrant issued by the Company to Walmart, Inc. was approved and the results of the vote were as follows:

For:	51,363,024	Against:	4,379,374	Abstain:	1,091,792

There were 134,486,145 broker non-votes on this matter.

The proposal to approve an advisory resolution regarding the compensation of the Company’s named executive officers was approved and the results of the vote were as follows:

For:	41,070,275	Against:	14,450,417	Abstain:	1,313,498

There were 134,486,145 broker non-votes on this matter.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018 was approved and the results of the vote were as follows:

For:	180,855,137	Against:	6,911,806	Abstain:	3,553,392

There were no broker non-votes on this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: May 22, 2018	By:	/s/ Gerard L. Conway, Jr.
	Name:	Gerard L. Conway, Jr.
	Title:	General Counsel and Corporate Secretary